EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes–Oxley Act of 2002, that the Annual Report on Form 11-K for the fiscal year ended December 31, 2002 of the Pacific Capital Bancorp Incentive & Investment and Salary Savings Plan (the “Plan”) fully complied with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Plan as of, and for, the periods presented in such report.

/s/ WILLIAM S. THOMAS
William S. Thomas,
President and Chief Executive Officer

/s/ DONALD LAFLER
Donald Lafler,
Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.